JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

John Hancock Corporate Bond ETF (the Fund)

Supplement dated June 30, 2021 to the Fund’s current Prospectus (the Prospectus), as may be supplemented

Effective June 30, 2021, Pranay Sonalkar is added as a portfolio manager for the Fund. Jeffrey N. Given, CFA and Howard C. Greene, CFA will continue as portfolio managers of the Fund, and together with Mr. Sonalkar are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Accordingly, effective immediately, the following information is added under the heading “Portfolio management” in the “Fund summary” section of the Fund’s Prospectus:

Pranay Sonalkar

Managing Director and Associate Portfolio Manager

Managed the fund since 2021

Also, effective immediately, the following information is added under the heading “Who’s who - Subadvisor” in the “Fund details” section of the Fund’s Prospectus:

Pranay Sonalkar

•    Managing Director and Associate Portfolio Manager

•    Managed the fund since 2021

•    Joined the subadvisor in 2014

•    Began business career in 2007

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

John Hancock Corporate Bond ETF (the Fund)

Supplement dated June 30, 2021 to the Fund’s current Statement of Additional Information (the SAI), as may be supplemented

Effective June 30, 2021, Pranay Sonalkar is added as a portfolio manager for the Fund. Jeffrey N. Given, CFA and Howard C. Greene, CFA will continue as portfolio managers of the Fund, and together with Mr. Sonalkar are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Accordingly, effective immediately, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Manulife Investment Management (US) LLC (“Manulife IM (US)”).

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table provides information regarding other accounts for which Mr. Sonalkar has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Mr. Sonalkar’s investment in the Fund that he manages and similarly managed accounts.

The following table reflects information for Mr. Sonalkar as of May 31, 2021:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Pranay Sonalkar	0	$0	0	$0	0	$0

The following accounts pay fees based upon performance:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Pranay Sonalkar	0	$0	0	$0	0	$0

As of May 31, 2021, Mr. Sonalkar did not beneficially own any shares of the Funds or beneficially own shares of similarly managed accounts.

You should read this Supplement in conjunction with the SAI and retain it for your future reference.